Cash and balances with the Central Bank	12 Months Ended
Dec. 31, 2017
Cash and balances with the Central Bank
Cash and balances with the Central Bank

7.  Cash and balances with the Central Bank

The breakdown by type of balances of Cash and balances with the Central Bank is as follows:

	12/31/2016	12/31/2017

Cash	24,887	21,538
Central Bank compulsory deposits	28,094	28,094
Deposits in the Central Bank	25,666	8,034
Accrued interest	16	21
	78,663	57,687

Central Bank compulsory deposits relate to a minimum balance financial institutions are required to maintain with the Central Bank based on a percentage of deposits received from third parties.

Note 44.a. includes a breakdown of the remaining maturity of Cash and balances with the Central Bank. The compulsory deposits required by the Central Bank have an indefinite term. Additionally, Note 44.d. includes the fair value amounts of these assets.